UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                        AMENDMENT NO. 1 TO CURRENT REPORT

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 August 29, 2005
                Date of report (Date of earliest event reported)

                               MedSolutions, Inc.
               (Exact Name of Registrant as Specified in Charter)

             Texas                        0-32995                 75-2531556
(State or Other Jurisdiction of         (Commission             (IRS Employer
         Incorporation)                 File Number)         Identification No.)


                 12750 Merit Drive, Park Central VII, Suite 770
                               Dallas, Texas 75251
              (Address of Principal Executive Offices and Zip Code)

                                 (972) 931-2374
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

INTRODUCTORY NOTE

         On August 29, 2005, MedSolutions, Inc. (the "Company") completed its acquisition (the "Acquisition") of certain of the assets, including customer contracts, and took over the regulated medical waste operations of On Call Medical Waste Service, Ltd. ("On Call"). On Call was formed and commenced operations in January, 2005.

         On August 31, 2005, the Company filed a Current Report on Form 8-K (the "Current Report") to report, among other things, the Acquisition. The purpose of this Amendment No. 1 to the Current Report is to file the financial statements and pro forma information required by Item 9.01 of Form 8-K.

The Company hereby amends and restates Item 9.01 of the Current Report to read in its entirety as follows:

     (a)  Financial Statements of Businesses Acquired

          Report of Independent Auditors

          Balance Sheet at August 29, 2005

          Statement of Income and Retained Earnings for the period from January 1, 2005 through August 29, 2005

          Statement of Cash Flows for the period from January 1, 2005 through August 29, 2005

          Notes to the Financial  Statements  of On Call Medical Waste  Service,
          Ltd.

     (b)  Pro Forma Financial Information

          Overview

          Condensed Consolidated Balance Sheet (unaudited) as of September 30, 2005

          Pro Forma Condensed Consolidated Statement of Operations (unaudited) for the nine months ended September 30, 2005

          Notes to the Unaudited Pro Forma Condensed Consolidated Statement of Operations

     (c)  Exhibits

          2.1 Asset Purchase Agreement dated as of August 29, 2005, by and between MedSolutions, Inc. and On Call Medical Waste Service, Ltd. (filed as Exhibit 2.1 to the Company's Current Report on Form 8-K filed on August 31, 2005, and incorporated herein by reference).

                               MedSolutions, Inc.
                          Index to Financial Statements

                                                                            Page
                                                                            ----

Financial Statements of On Call Medical Waste Service, Ltd.                 4

         Report of Independent Public Accounting Firm                       5

         Balance Sheet at August 29, 2005                                   6

         Statement of Income and Retained Earnings for the period from
               January 1, 2005 through August 29, 2005                      7

         Statement of Cash flows for the period from January 1, 2005
               through August 29, 2005                                      8

         Notes to Financial Statements                                 9 - 10

Pro-forma Financial Information

         Overview to Pro-forma Condensed Consolidated Information          11

         Condensed Consolidated Balance Sheet (unaudited) as of
               September 30, 2005                                          12

         Pro-forma Condensed Consolidated Statement of Operations
               (unaudited) for the nine months ended September 30, 2005    13

         Notes to Unaudited Pro-forma Information                          14

Index to Exhibits                                                          16

                       On Call Medical Waste Service, Ltd.
                              Financial Statements
                  From January 1, 2005 through August 29, 2005
















                              Grainger & Co., P.C.
                          Certified Public Accountants

                          =============================
                              Grainger & Co., P.C.
                          =============================
                          Certified Public Accountants

                              67 E. Greywing Circle
                           The Woodlands, Texas 77382
                                 (936) 321-4796


To the Partners
On Call Medical Waste Service, Ltd.

We have audited the accompanying balance sheet of On Call Medical Waste Service, Ltd. "Company" (a Texas Limited Partnership) as of August 29, 2005 and the related statements of income and partner's capital and cash flows from January 1, 2005 through August 29, 2005. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards in The United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as an evaluation of the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.


In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of On Call Medical Waste Service, Ltd. as of August 29, 2005 and the results of operations from January 1, 2005 through August 29, 2005 in conformity with generally accepted accounting principles in the United States of America.


The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in the Notes to the Financial Statements, the Company has sold the customer base and most of the assets to another Company effective at the close of business on August 29, 2005. This raises substantial doubt about its ability to continue as a going concern. Management's plans regarding these matters are also discussed in the Notes to the Financial Statements. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


 /s/ Grainger & Co., P.C.

Grainger & Co., P.C.
November 4, 2005

                       On Call Medical Waste Service, Ltd.
                                  Balance Sheet
                                 August 29, 2005



                                     Assets


Current Assets
  Cash                                                              $     72,054
  Accounts Receivable                                                     56,303
  Prepaid Expenses                                                         7,968
                                                                    ------------
            Total Current Assets                                         136,325

Property, Plant & Equipment                                               52,910

Other Assets                                                               2,050
                                                                    ------------

                 Total Assets                                       $    191,285
                                                                    ============





                              Liabilities & Capital

Current Liabilities
  Accounts Payable                                                  $      4,175
  Payroll & Sales Taxes Payable                                           11,604
                                                                    ------------
            Total Current Liabilities                                     15,779
                                                                    ------------


            Total Liabilities                                             15,779

Capital
  Partner's Capital                                                      175,506
                                                                    ------------
            Total Capital                                                175,506
                                                                    ------------
                 Total Liabilities & Capital                        $    191,285
                                                                    ============

                       On Call Medical Waste Service, Ltd.
                    Statement of Income and Partner's Capital
                  From January 1, 2005 through August 29, 2005





                               Statement of Income




Sales                                                     $ 400,464
Cost of Sales                                              (106,353)
                                                          ---------
            Gross Profit                                              $ 294,111


General & Administrative Expenses
  Labor and Payroll                                          89,218
  Vehicle Expenses                                           38,686
  Insurance                                                  27,898
  General Expenses                                           68,004
                                                          ---------
      Total General & Administrative Expenses                           223,806
                                                                      ---------

            Income Before Depreciation                                   70,305

  Depreciation and Amortization                                          12,825
                                                                      ---------

            Net Income                                                $  57,480
                                                                      =========


                         Statement of Partner's Capital


              Beginning Capital                                       $ 144,536
              Net Income                                                 57,480
              Distributions to Partners                                 (26,510)
                                                                      ---------
              Ending Capital                                          $ 175,506
                                                                      =========

                       On Call Medical Waste Service, Ltd.
                             Statement of Cash Flows
                  From January 1, 2005 through August 29, 2005










Cash Flows from Operating Activities
  Net Income                                           $   57,480
  Adjustments to reconcile Net Income
  to Net Cash Flows from Operating Activities:
    Depreciation and Amortization                          12,825
    Increase in Accounts Receivable                       (12,060)
    Decrease in Inventories                                 6,180
    Decrease in Prepaid Expenses                            8,135
    Decrease in Accounts Payable                           (7,185)
    Increase in Payroll & Sales Taxes Payable               5,494
                                                       ----------
      Net Cash Flows from Operating Activities                       $   70,869

Cash Flows from Investing Activities
  Additions to Property, Plant and Equipment                             (3,494)

Cash Flows from Financing Activities
  Reduction of Notes Payable                                            (13,393)
  Distributions to Partners                                             (26,510)
                                                                     ----------

            Net Increase in Cash                                         27,472

            Cash at beginning of year                                    44,582
                                                                     ----------

            Cash at August 29, 2005                                  $   72,054
                                                                     ==========

                       On Call Medical Waste Service, Ltd.
                        Notes to the Financial Statements
                                 August 29, 2005


Note 1 - Summary of significant accounting policies

Nature of business
------------------

The Company is in the medical waste business. They have contracted with various hospitals, doctors and other businesses to pick up and dispose of medical waste on a regular basis in accordance with regulations. The customers are usually well established businesses with a good credit history and generally do not present significant credit risks and the associated losses. The company has not established an allowance for certain receivables which may be un-collectable. The Company was formed in January 2005 as a Texas Limited Partnership. They use GAAP prepared financial statements that may require the use of estimates from management.


Going Concern
-------------

The Company has entered into an agreement with an unrelated corporation to sell all of the customers, receivables, and essentially all of the transportation and waste collection assets as of the close of business on August 29, 2005.


The details of the sale are as follows:


         Cash                                                         $  375,000
         Promissory Note (Originally a non-interest bearing note
            dependent upon delivery and assignment
            of contracts, converted on October 7, 2005 to a
            new promissory note accruing interest at 10%,
            payable in four monthly installments of interest only
            and maturing on February 7, 2006 with all principal
            and interest due)                                            375,000
         Promissory Note (24 monthly installments beginning
            120 days after closing, 8% interest rate)*                   250,000
         Stock (166,667 restricted common shares of
            Medsolutions, Inc. @  $1.50 per share)                       250,000
                                                                      ----------

                  Total sales price                                   $1,250,000
                                                                      ==========


         *Promissory Note balance is subject to adjustment based on actual retained customers.

The Company is not sure at this time of the final plans. They may choose to liquidate or to continue to use the Company to conduct another business.

                       On Call Medical Waste Service, Ltd.
                        Notes to the Financial Statements
                                 August 29, 2005

Page 2

Depreciation
------------

The Company uses the straight-line method of depreciation for book purposes.

Federal and State Income Taxes
------------------------------

         The Company is a Texas Limited Partnership and has chosen to file as an "S" Corporation for federal income tax purposes. They file a return each year whereby income and losses are passed out to the partners in their respective interests. The Company is not subject to the State of Texas Franchise Tax.


Note 2 - Property, Plant and Equipment

The fixed assets consist of the following:


         Furniture & Fixtures                                         $  28,148
         Machinery, Equipment and Accessories                            21,769
         Transportation                                                 129,229
                                                                      ---------
         Total Assets                                                   179,146
         Accumulated Depreciation                                      (126,236)
                                                                      ---------
                  Net Fixed Assets                                    $  52,910
                                                                      =========


Note 3 - Lease obligations

The Company has a lease though the end of 2005 for storage of records and supplies. Payments are $650 per month and have been prepaid though the end of 2005.



Note 4 - Partner's Capital

The Company has one limited partner with 980 fully paid and non-assessable LP units and one general partner with 20 fully paid and non-assessable GP units.

Unaudited Pro Forma Condensed Consolidated Financial Information

Overview

The following unaudited pro forma condensed consolidated financial statements give effect to the acquisition of certain of the assets, including customer contracts, of On Call at September 30, 2005 pursuant to the acquisition. The acquisition was accounted for under the purchase method of accounting in accordance with Statement of Financial Accounting Standards, (SFAS), No. 141 "Business Combinations" by which the acquiring company records the acquired assets at their fair market values.

The unaudited condensed consolidated balance sheet presented herein reflects the combined accounts including the acquisition which occurred on August 29, 2005. The unaudited condensed consolidated balance sheet includes the entries to record the purchase price of On Call which consisted of (i) $375,000 cash, (ii) a promissory note in the original principal amount of $250,000 bearing interest at a rate per annum of 8%, payable in 24 equal monthly installments of principal and interest with the first such installment due on December 27, 2005, (iii) a promissory note in the original principal amount of $375,000, with no interest, with the principal amount subject to adjustment (the "Adjustment") if On Call fails to deliver consents to the assignment of its customer contracts acquired by the Company representing at least 90% of both the number of such customers and the aggregate revenues represented thereby within 90 days of the closing of the transaction (or 180 days of the closing of the transaction if On Call has delivered at least 75% but less than 90% of such contracts within 90 days of the closing of the transaction), and due on the fifth business day after the earlier to occur of the delivery of 90% of such contracts or an Adjustment, (iv) and 166,667 shares of Common Stock. The principal amount of the $250,000 promissory note may be decreased depending upon the amount of revenues realized by the Company from the customer contracts acquired from On Call for the ensuing three months following the closing of the transaction. The cash portion of the purchase price was funded from the proceeds of a sale of the Company's Common Stock in a private placement to, and a loan to the Company pursuant to a promissory note from, one of its shareholders. The purchase price was determined largely based upon the amount of revenues On Call has generated from its regulated medical waste disposal business.

The unaudited pro forma condensed consolidated statements of operations reflect the results of operations of the Company and On Call for the nine months ended September 30, 2005 as if the acquisition occurred on January 1, 2005.

The unaudited pro forma condensed consolidated financial statements are presented for illustrative purposes only and are not necessarily indicative of the consolidated financial position or results of operations in future periods or the results that actually would have been realized if the acquisition occurred during the specified period. The pro forma adjustments are based on available financial information and certain estimates and assumptions set forth in the accompanying notes. The unaudited pro forma condensed consolidated financial statements, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with, historical consolidated financial statements and the related notes thereto of the Company included in its Form 10-KSB for the year ended December 31, 2004 and its Form 10-QSB for the three and nine months ended September 30, 2005, each of which are on file with the Securities and Exchange Commission, and the unaudited financial statements of On Call included in this filing.

                               MEDSOLUTIONS, INC.
                 UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEET

                               September 30, 2005


ASSETS                                                              (unaudited)
Current Assets:
  Cash                                                             $    180,498
  Accounts receivable - trade, net                                    1,532,881
  Prepaid expenses and other current assets                             343,459
  Supplies                                                                7,277
                                                                   ------------
     Total Current Assets                                             2,064,115


Property and equipment - at cost, net
   of accumulated depreciation                                        2,068,619
Intangible assets - Customer  list                                    1,495,510
Goodwill                                                              2,025,673
Permits                                                                  63,500
Computer software system and other,
   net of amortization                                                   37,490
                                                                   ------------
   Total Assets                                                    $  7,754,907
                                                                   ============



LIABILITIES AND STOCKHOLDERS'
EQUITY
Current Liabilities:
  Bank overdraft                                                           --
  Note payable to bank                                                     --
  Convertible debentures                                                 40,135
  Current maturities of long-term
    obligations                                                         183,796
  Accounts payable                                                      977,221
  Accrued liabilities                                                 1,471,321
  Note payable to Ameritech                                                --
  Current maturities - Notes payable to
    Med-Con                                                             160,574
  Current maturities - notes payable to
    On Call                                                             474,345
  Current maturities - notes payable to
    stockholders                                                        720,968
  Current maturities - litigation
    settlements                                                          99,810
  Advances from stockholders                                             74,579
                                                                   ------------
      Total Current Liabilities                                       4,202,749

Long-term obligations, less current
    maturities                                                          813,663
Notes payable - Med-Con, less current
    maturities                                                          309,797
Notes payable - On Call, less current
    maturities                                                          150,655
Notes payable - stockholder, less
    current maturities                                                  784,200
Smart Jobs litigation
settlement, less
    current maturities                                                     --
                                                                   ------------
      Total Liabilities                                               6,261,064

Stockholders' Equity:
  Preferred stock                                                           283
  Common stock                                                           21,028
  Additional paid-in capital                                         24,171,746
  Accumulated deficit                                               (22,681,214)
  Treasury stock                                                        (18,000)
                                                                   ------------
     Total Stockholders' Equity                                       1,493,843
                                                                   ------------
     Total Liabilities and Stockholders'
        Equity                                                     $  7,754,907
                                                                   ============


The balance sheet presented above as of September 30, 2005, reflects the combined balance sheet of MedSolutions, Inc. and the acquired accounts of On Call; therefore, no pro forma presentation is necessary. The acquisition was consummated on August 29, 2005.
See accompanying notes to condensed unaudited pro forma consolidated financial statements.


                               MEDSOLUTIONS, INC.

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                      Nine Months Ended September 30, 2005


                                         Historical      Historical                Pro Forma       Adjusted
                                        MedSolutions      On Call                 Adjustments      Proforma
                                        ------------    ------------             ------------    ------------

Revenues                                $  6,747,027    $    400,464             $       --      $  7,147,491
Cost of revenues                           4,125,403         106,353                     --         4,231,756
                                        ------------    ------------             ------------    ------------
Gross profit                               2,621,624         294,111                     --         2,915,735

Operating expenses:
  Selling, general and administrative
     expenses                              1,873,778         223,806                     --         2,097,584
  Depreciation and amortization              516,714          12,825     2,3,4         85,876         615,415
                                        ------------    ------------             ------------    ------------
  Total operating expenses                 2,390,492         236,631                   85,876       2,712,999
                                        ------------    ------------             ------------    ------------
Income from operations                       231,132          57,480                  (85,876)        202,736

Interest expense                             269,736            --         1           13,151         282,887
Gain on ATE settlement                      (650,468)           --                       --          (650,468)
Other income                                    --              --                       --              --
                                        ------------    ------------             ------------    ------------
                                            (380,732)           --                     13,151        (367,581)
                                        ------------    ------------             ------------    ------------
Net income                              $    611,864    $     57,480             $    (99,027)   $    570,317
                                        ============    ============             ============    ============


Basic net income per common share       $        .03                                             $        .03
                                        ============                                             ============
Weighted average common shares
used in basic and diluted income
per share                                 19,641,473                                               19,808,140
                                        ============                                             ============



See accompanying notes to condensed unaudited pro forma consolidated financial statements.


Pro forma adjustments were made to the statement of operations for the nine months ended September 30, 2005 to reflect interest expense on acquisition debt and depreciation and amortization expense resulting from the On Call acquisition

Note 1 Entry to record interest expense on $250,000 note to On Call for the period of January 1, 2005 to August 29, 2005. ($250,000 x 8% divided by 365 days x 240 actual days lapsed = $13,151).

Note 2 Entry to record reversal of all depreciation and amortization expense on On Call's books.

Note 3 Entry to record depreciation expense of equipment purchased from On Call for the period beginning January 1, 2005 through August 29, 2005 ($57,500/36 months straight line depreciation x 8 months = $12,778).

Note 4 Entry to record amortization expense of customer list purchased from On Call for the period beginning January 1, 2005 through August 29, 2005 ($644,422/60 months straight line amortization x 8 months = $85,923).


MedSolutions purchased the following assets in the following table in exchange for the amount paid.

                  Description                                                    Amount
                  -----------                                                  ----------

                  Purchase price:
                  ---------------

                  Cash paid                                                    $  375,000
                  Promissory notes                                                625,000
                  MSI Common Stock issued, 166,667 shares                         250,000
                  Payables for audit, legal fees and other acquisition costs       30,500
                                                                               ----------
                  Total purchase price                                         $1,280,500
                                                                               ==========

                  Assets acquired:
                  ----------------

                  Vehicles                                                     $   57,500
                  Accounts receivable                                              48,078
(See note below)  Allocation to customer list, to be amortized over 5 years       644,422
(See note below)  Allocation to goodwill                                          530,500
                                                                               ----------
                  Total assets acquired                                        $1,280,500
                                                                               ==========


Note - Allocations to customer list and goodwill are estimates and will be finalized based upon the completion of an independent evaluation by a qualified appraiser.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MEDSOLUTIONS, INC.

Date: December 7, 2005                  By: /s/ Matthew H. Fleeger
                                           -------------------------------------
                                           Matthew H. Fleeger
                                           President and Chief Executive Officer

                                INDEX TO EXHIBITS

2.1 Asset Purchase Agreement dated as of August 29, 2005, by and between MedSolutions, Inc. and On Call Medical Waste Service, Ltd. (filed as
         Exhibit 2.1 to the Company's Current Report on Form 8-K filed on August 31, 2005, and incorporated herein by reference).